Fees Summary	Dec. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,160,765.98
Previously Paid Amount	0
Total Fee Amount	3,086.61
Total Offset Amount	0
Net Fee	$ 3,086.61